IQ-Striquer Fund

a Series of Northern Lights Fund Trust IV

Class A Shares –IQSAX

Class C Shares – IQSCX

Class I Shares – IQSIX

Supplement dated April 3, 2018

to the Statement of Additional Information dated October 10, 2017 the “Fund” and a series of Northern Lights Fund Trust IV

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The following disclosure has been added to the Section “Types of Investments” in the Statement of Additional Information:

Cover for Futures Contracts. Transactions involving futures contracts expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either: (1) an offsetting (“covered”) position in other futures contracts; or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily.  The Fund may enter into agreements with broker-dealers, which require the broker-dealers to accept physical settlement for certain futures contracts.  If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund’s coverage requirements.

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This Supplement, and the Fund’s Prospectuses and Statements of Additional Information, dated October 10, 2017, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-736-1802